Exhibit 99.1

Media Contact

Kate Gundry

Pluck

617.797.5174

plugpower@pluckpr.com

Media (Generate Capital):
Wendy Prabhu
Mercom Communications
E: generate@mercomcapital.com
P: +1 512 215 4452

Plug Power Announces $100 Million Debt Facility from Generate Capital

Debt facility to fund new project deployments and create financial flexibility to pursue growth plans

LATHAM, N.Y. — April 3, 2019 — Plug Power Inc. (NASDAQ:PLUG), a leader providing energy solutions that change the way the world moves, today announced $100 million in debt financing with Generate Capital (“Generate”), an integrated investment and operating platform for innovative resource infrastructure technologies and developers. This facility by Generate is expected to accelerate the company’s ongoing expansion by funding new fuel-cell project deployments. In addition, the funding will enable Plug Power to complete the restructuring of certain existing financings.

“Generate Capital is providing Plug Power with access to a new source of capital, which will help fund our ongoing deployments and allow the Plug Power team to continue pursuing our aggressive market expansion and innovation agenda for 2019,” said Andy Marsh, CEO of Plug Power. “We appreciate Generate’s commitment to our work to increase the market share of hydrogen-powered e-mobility solutions worldwide.”

“At Generate, we seek to partner with innovative companies that are doing more with less of the world’s critical resources,” said Jigar Shah, president and co-founder of Generate Capital. “Plug Power’s hydrogen fuel cells can bring greater productivity, improved efficiency and lower operating costs to the material handling industry. With today’s financing Plug Power will be able to efficiently scale to serve this growing market.”

“Strong financial backing has helped Plug Power transition to a mature but high-growth enterprise as we set the standard for the use of hydrogen fuel cells globally,” said Paul Middleton, CFO of Plug Power. “This facility provides the readily available access to funding that will be instrumental for the company to deliver on its operational targets for 2019 and beyond.”

Named to Fast Company’s 2019 “Most Innovative Companies” list, Plug Power leads the hydrogen fuel cell revolution with over 20 years developing this technology and, to date, has delivered over 25,000 fuel cells to the market, achieved over 180 million hours of fleet operation, and delivered over 17 million hydrogen refuels.

About Plug Power Inc.
 The architect of modern hydrogen and fuel cell technology, Plug Power is the innovator that has taken hydrogen and fuel cell technology from concept to commercialization. Plug Power has revolutionized the material handling industry with its full-service GenKey solution, which is designed to increase productivity, lower operating costs and reduce carbon footprints in a reliable, cost-effective way. The Company’s GenKey solution couples together all the necessary elements to power, fuel and serve a customer. With proven hydrogen and fuel cell products, Plug Power replaces lead acid batteries to power electric industrial vehicles, such as the lift trucks customers use in their distribution centers. Extending its reach into the on-road electric vehicle market, Plug Power’s ProGen platform of modular fuel cell engines empowers OEMs and system integrators to rapidly adopt hydrogen fuel cell technology. ProGen engines are proven today, with thousands in service, supporting some of the most rugged operations in the world. Plug Power is the partner that customers trust to take their businesses into the future.  www.plugpower.com.

About Generate Capital

Generate is an investment and operating platform that builds, owns, operates, acquires and finances innovative resource infrastructure.  Based in San Francisco, California, Generate Capital was founded by several leading entrepreneurs and financiers in the renewable energy, technology, finance and sustainability sectors. It serves as the leading capital partner for project developers and technology companies pioneering the Resource Revolution. Since its launch in 2014, the firm has built more than $500 million of sustainable infrastructure across the power, transportation, and water and waste sectors. For more information on Generate Capital, please visit:  http://www.generatecapital.com.

Safe Harbor Statement

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc.(“PLUG”), including but not limited to statements about PLUG’s expectations regarding accelerated market expansion, achievement of 2019 operational targets, growth with GenKey customers and its project financing platform. You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and anticipate continuing to incur losses; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; our ability to obtain financing arrangements to support the sale or leasing of our products and services to customers; that our convertible note hedges may affect the value of the Convertible Senior Notes and our common stock; the volatility of the market price of our common stock; the risk that a loss of one or more of our major customers, or if one of our major customers delays payment of or is unable to pay their receivables, a material adverse effect could result on our financial condition; the cost and availability of fuel and fueling infrastructures for our products; the risk of delays in or not completing our product development goals; the risk of elimination of government subsidies and economic incentives for alternative energy products; the risk of potential losses related to any product liability claims or contract disputes; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the cost and availability of components and parts for our products; possible new tariffs could have a material adverse effect on our business our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the risk that unit orders may not ship, be installed and/or converted to revenue, in whole or in part; the risk of dependency on information technology in our operations and the failure of such technology; the risks related to the use of flammable fuels in our products; our subjectivity to legal proceedings and legal compliance risks; our ability to protect our intellectual property; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large scale commercial basis; the risk of loss related to an inability to maintain an effective system of internal controls; our ability to attract and maintain key personnel; the risks associated with potential future acquisitions; the cost of complying with current and future federal, state and international governmental regulations; our provisions in our charter documents and Delaware law may discourage or delay an acquisition of the Company by a third party that stockholders may consider favorable; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission (the “SEC”). For additional disclosure regarding these and other risks faced by PLUG, see disclosures contained in PLUG’s public filings with the SEC including, the “Risk Factors” section of PLUG’s Annual Report on Form 10-K for the year ended December 31, 2018. You should consider these factors in evaluating the forward-looking statements included in this presentation and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and PLUG undertakes no obligation to update such statements as a result of new information.

Source: PLUG POWER